XTEN NETWORKS, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2004

(Stated in US Dollars)

(Unaudited - Prepared by Management)

XTEN NETWORKS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
April 30, 2004
(Stated in US Dollars)
(Unaudited - Prepared by Management)

	As at January 31, 2004 Broad Scope Enterprises, Inc.	As at April 30, 2004 Xten Networks, Inc.	(Note 5) Pro Forma Adjustments		Pro Forma Consolidated Balance Sheet
ASSETS
Current
Cash	$ 12,909	$ 943,909	$ -		$ 956,818
Accounts receivable	200	100,361	-		100,561
Prepaid expenses	-	14,006	-		14,006

	13,109	1,058,276	-		1,071,385

Capital assets	-	64,786	-		64,786
Website development costs	4,500	-	-		4,500

	$ 17,609	$ 1,123,062	$ -		$ 1,140,671

LIABILITIES

Current
Accounts payable and accrued liabilities	$ 21,719	$ 25,713	$ -		$ 47,432
Advances payables	-	226,727	-		226,727
Due to related parties	2,415	125,250	-		127,665

	24,134	377,690	-		401,824

Due to Broad Scope Enterprises, Inc.	-	1,000,000	(1,000,000)	(d)	-

	24,134	1,377,690	(1,000,000)		401,824

SEE ACCOMPANYING NOTES

 .../Cont'd.

XTEN NETWORKS, INC. Continued
PRO FORMA CONSOLIDATED BALANCE SHEET
April 30, 2004
(Stated in US Dollars)
(Unaudited - Prepared by Management)

	As at January 31, 2004 Broad Scope Enterprises, Inc.	As at April 30, 2004 Xten Networks, Inc.	(Note 5) Pro Forma Adjustments		Pro Forma Consolidated Balance Sheet
STOCKHOLDER'S DEFICIENCY

Common stock	7,750	900	(7,750)	(b)	37,000
			17,100	(a)
			18,000	(c)
			1,000	(d)

Paid-in capital	1,147,350	-	(1,147,350)	(b)	957,375
			999,000	(d)
			(17,100)	(a)
			(18,000)	(c)
			(6,525)	(b)

Donated capital	10,375	-	(10,375)	(b)	-

Deficit	(1,172,000)	(255,528)	1,172,000	(b)	(255,528)

	(6,525)	(254,628)	1,000,000		738,847

	$ 17,609	$ 1,123,062	$-		$ 1,140,671

SEE ACCOMPANYING NOTES

XTEN NETWORKS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended April 30, 2004
(Stated in US Dollars)
(Unaudited - Prepared by Management)

	Nine month period ended January 31, 2004 Broad Scope Enterprises, Inc.	Year ended April 30, 2004 Xten Networks, Inc.	Pro forma Consolidated Total
Revenues
	$ 8,565	$565,277	$573,842

Expenses
Advertising	2,872	24,940	27,812
Amortization	1,500	13,879	15,379
Bad debts	-	75,625	75,625
Computer expenses	-	4,393	4,393
Management fees	9,000	-	9,000
Professional fees	46,599	20,134	66,733
Office and general	706	35,327	36,033
Foreign exchange gain	-	(12,027)	(12,027)
Travel and promotion	-	24,694	24,694
Telephone and internet	-	10,767	10,767
Consulting fees	-	517,876	517,876
Write off investment	-	5,000	5,000
Gain on disposal of capital assets	-	(17,461)	(17,461)
Licenses and permits	-	13,231	13,231
Rent	2,250	23,217	25,467
Stock transfer fees	1,815	-	1,815
Discount on shares issued	1,113,600	-	1,113,600

	1,169,777	174,318	1,344,095

Net loss for the year	$(1,169,777)	$(174,318)	$(1,344,095)

Pro forma loss per share	$(0.07)	$(0.02)	$(0.05)

Weighted average number of shares outstanding	16,000,611	11,141,508	27,142,119

XTEN NETWORKS, INC.
NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
April 30, 2004
(Stated in US Dollars)
(Unaudited - Prepared by Management)

Note 1 Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet and statement of operations give effect to the acquisition of Xten Networks, Inc. ("Xten") by Broad Scope Enterprises, Inc. ("Broad Scope") on April 26, 2004, effective April 30, 2004.

The unaudited pro forma consolidated financial statements of Xten included herein have been prepared by management in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the January 31, 2004 (unaudited) financial statements of Broad Scope and the April 30, 2004 (audited) financial statements of Xten, together with other information available to the corporations. In the opinion of management, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Xten by Broad Scope as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Broad Scope and Xten referred to above and included elsewhere in this 8-K. The Xten unaudited pro forma consolidated balance sheet gives effect to the acquisition of Xten as if it had occurred on April 30, 2004. The unaudited pro forma consolidated statements of operations gives effect to the acquisition of Xten as if it had occurred at the end of the nine month period ending on January 31, 2004 for Broad Scope and the year ending on April 30, 2004 for Xten. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

Note 2 Xten Networks, Inc.

Xten is a provider of high-quality software for IP telephony (Internet Protocol telephony), which is a general term for the technologies that use the Internet Protocol's packet-switched connections to exchange voice, fax, and other forms of information that have traditionally been carried over the dedicated circuit-switched connections of the public switched telephone network (PSTN). Using the Internet, calls travel as packets of data on shared lines, avoiding the tolls of the PSTN. Xten does market its IP telephony software directly to end users and enterprises via its web site located at http://www.xten.com. However, Xten primarily focuses on selling its IP telephony software to companies which provide IP telephony services to end users and enterprises. These companies include telephone companies, cable companies and IP telephony service providers who provide IP telephony services to end users and enterprises (ITSPs). Xten also markets its IP telephony software in conjunction with IP telephony services provided by its customers - the telephone companies, cable companies and ITSPs - to original equipment manufacturers, in the form of a bundled software/service offering. The financial statements of Xten were prepared in accordance with generally accepted accounting principles in the United States of America.

Xten Networks, Inc.
Notes to the Pro Forma Consolidated Financial Statements
April 30, 2004
(Stated in US Dollars)
(Unaudited - Prepared by Management) - Page 2

Note 3 Acquisition of Xten

On April 26, 2004, effective April 30, 2004, Broad Scope, a public company listed for trading on the Over-the-Counter Bulletin Board, entered into an acquisition agreement with Xten whereby Broad Scope issued 18,000,000 of its common shares at $0.001 per share in exchange for 9,000,000 shares of Xten representing a 100% ownership and voting interest in Xten.

As a condition to the closing of the acquisition, Broad Scope agreed to complete a 5.53846 for 1 split of their common stock. On April 8, 2004, Broad Scope completed the stock split. Prior to the split, Broad Scope had 7,750,000 shares issued and outstanding and after the split Broad Scope had 42,923,065 shares issued and outstanding. Also as a condition to the closing of the acquisition, Hon Kit Ng and Simon Au agreed to surrender for cancellation, without consideration, 24,923,070 shares of Broad Scope common stock owned by them. As a result of the stock split and the cancellation, Broad Scope had 17,999,995 shares issued and outstanding immediately prior to the completion of the acquisition.

In connection with the acquisition, Broad Scope completed a private placement of 1,000,000 units at a price of $1.00 per unit, each unit being comprised of one share of Broad Scope common stock and one-half share purchase warrant. Each share purchase warrant entitles the holder to purchase one additional share of Broad Scope common stock at a price of $2.00 per share for a period of one year from April 26, 2004. The business combination will be accounted for as a reverse acquisition, with Xten being treated as the accounting acquirer.

The net liabilities of Broad Scope acquired are as follows:

Cash	$12,909
Accounts receivable	200
Website development costs	4,500
Liabilities	(24,134)

$(6,525)

Xten Networks, Inc.
Notes to the Pro Forma Consolidated Financial Statements
April 30, 2004
(Stated in US Dollars)
(Unaudited - Prepared by Management) - Page 3

Note 4 Common Stock

	Common Stock		Additional Paid-in Capital
	Number	Par value

Xten balance, April 30, 2004	9,000,000	$ 900	$ -
Xten common shares prior to acquisition	(9,000,000)	(900)	900
Broad Scope common shares prior to acquisition	17,999,995	18,000	(24,525)
Issued pursuant to Acquisition agreement	18,000,000	18,000	(18,000)
Private placement	1,000,000	1,000	999,000

Pro forma, April 30, 2004	36,999,995	$ 37,000	$ 957,375

Note 5 Pro Forma Adjustments

The unaudited pro forma consolidated statements of operations include the following pro forma adjustments.

a) To record the issuance of 18,000,000 common shares of Broad Scope to acquire 100% of the issued and outstanding shares of Xten.

b) To eliminate capital stock, paid in capital, donated capital and deficit of Broad Scope.

c) To adjust par value of outstanding common shares of Broad Scope.

d) To record the issuance of 1,000,000 common shares of Broad Scope pursuant to a private placement agreement.

Note 6 Pro Forma Loss Per Share

Pro forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended to reflect the conditions of the closing of the acquisition.